                        SIGNATURES OF REPORTING PERSONS

  This Statement on Form 4 is filed by the Reporting Persons listed below.

Dated:  November 4, 2019

                            SILVER PRIVATE HOLDINGS I, LLC
                            By: Silver Private Investments, LLC, its sole
                            member

                            By:    /s/ Peter Berger
                                   --------------------------------------
                                   Name: Peter Berger
                                   Title:   Authorized Signatory

                            SILVER PRIVATE INVESTMENTS, LLC

                            By:    /s/ Peter Berger
                                   --------------------------------------
                                   Name: Peter Berger
                                   Title:   Authorized Signatory

                            SIRIS PARTNERS III, L.P.
                            SIRIS PARTNERS III PARALLEL, L.P.
                            By: Siris Partners GP III, L.P., its general partner
                            By: Siris GP HoldCo III, LLC, its general
                            partner

                            By:   /s/ Peter Berger
                                  ---------------------------------------
                            Name: Peter Berger
                            Title:   Managing Member

                            SIRIS PARTNERS GP III, L.P.
                            By: Siris GP HoldCo III, LLC, its general
                            partner

                            By:    /s/ Peter Berger
                                   --------------------------------------
                                   Name: Peter Berger
                                   Title:   Managing Member

                            SIRIS GP HOLDCO III, LLC

                            By:    /s/ Peter Berger
                                   --------------------------------------
                                   Name: Peter Berger
                                   Title:   Managing Member

                            SIRIS CAPITAL GROUP III, L.P.
                            By: Siris Group GP, LLC, its general partner

                            By:    /s/ Peter Berger
                                   --------------------------------------
                                   Name: Peter Berger
                                   Title:   Manager

                            SIRIS CAPITAL GROUP, LLC
                            By:  Siris Group GP, LLC, its managing member

                            By:    /s/ Peter Berger
                                   --------------------------------------
                                   Name: Peter Berger
                                   Title:   Manager

                            SIRIS GROUP GP, LLC

                            By:   /s/ Peter Berger
                                  ---------------------------------------
                                  Name: Peter Berger
                                  Title:   Manager